UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015 zulily, inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36188	27-1202150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Elliott Avenue, Suite 200
Seattle, Washington		98121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 779-5614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 21, 2015, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of zulily, inc. (the “Company”), the Board elected Mike Gupta to serve as a Class II director of the Company until the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Board also appointed Mr. Gupta to serve on the Audit Committee of the Board (the “Audit Committee”).
As a non-employee director, Mr. Gupta is entitled to receive a $40,000 annual retainer for his service on the Board and a $10,000 annual retainer for his service on the Audit Committee. Mr. Gupta may elect to receive his annual cash retainers for Board and Committee service in the form of stock options. In addition, Mr. Gupta is entitled to receive an option grant for shares of the Company’s Class A common stock in the amount of $120,000 every year on the date of the Company’s annual meeting of stockholders. The retainers and annual option grant will be pro rated for the period between Mr. Gupta’s appointment and the Annual Meeting.
The Company entered into a standard form of indemnity agreement with Mr. Gupta (the “Indemnity Agreement”) in connection with his election to the Board. The Indemnity Agreement provides for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Gupta in any action or proceeding. The foregoing is only a brief description of the Indemnity Agreement, does not purport to be complete and is qualified in its entirety by reference to the Company’s standard form of indemnity agreement, previously filed as Exhibit 10.5 to its Registration Statement on Form S-1 (No. 333-191617), as amended, on October 8, 2013 and incorporated herein by reference.
There are no arrangements or understandings between Mr. Gupta and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Gupta and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Gupta and the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Form of Indemnity Agreement

*	Previously filed on October 8, 2013, as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (No. 333-191617), as amended, and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

zulily, inc.

Dated: January 26, 2015
	By:	/s/ Marc Stolzman
Marc Stolzman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Indemnity Agreement

*	Previously filed on October 8, 2013, as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (No. 333-191617), as amended, and incorporated herein by reference.